AMENDED AND RESTATED GUARANTY

February 13, 2006

WHEREAS Cancable Inc., an Ontario corporation (“Cancable Canada”) Cancable Holding Corp., a Delaware corporation (“Cancable Holding”) and Laurus Master Fund, Ltd. a Cayman Islands company (“Laurus”) have entered into a Securities Purchase Agreement dated December 31, 2005 (as amended, modified or supplemented from time to time, the “2005 Securities Purchase Agreement”) providing for the execution of the Related Agreements (as defined therein)(the “2005 Related Agreements”);

WHEREAS Creative Vistas, Inc., an Arizona corporation (the “Parent”), A.C. Technical Systems Ltd., an Ontario corporation (“A.C. Ltd.”), Creative Vistas Acquisition Corp., an Ontario corporation (“Creative Vistas Acquisition”), Cancable Holding, Iview Digital Video Solutions Inc., a federal Canadian corporation (“Iview”) and Cancable, Inc., a Nevada corporation (“Cancable US”) have given a guarantee dated December 31, 2005 in favour of Laurus (the “2005 Guarantee”);

WHEREAS Iview, the Parent and Iview Holding Corp., a Delaware corporation (“Iview Holding”) have entered into a Securities Purchase Agreement dated January 31, 2006 (as amended, modified or supplemented from time to time, the “2006 Securities Purchase Agreement”) providing for the execution of the Related Agreements (as defined therein)( the “2006 Related Agreements”);

WHEREAS it is a condition of the 2006 Securities Purchase Agreement that the 2005 Guaranty is amended and restated to among other things include the obligations pursuant to the 2006 Securities Purchase Agreement and the 2006 Related Agreements;

NOW THEREFORE FOR VALUE RECEIVED, and in consideration of note purchases from, loans made or to be made or credit otherwise extended or to be extended by Laurus to or for the account of Cancable Canada, Iview and/or the Parent (each a “Debtor” and collectively the “Debtors”), from time to time and at any time and for other good and valuable consideration and to induce Laurus, in its discretion, to purchase such notes, make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Laurus may deem advisable, each of the undersigned (and each of them if more than one, the liability under this Amended and Restated Guaranty being joint and several) (jointly and severally referred to as “Guarantors” or “the undersigned”) irrevocably and unconditionally guarantees to Laurus, its successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of the Debtors to Laurus and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which any Debtor or one or more parties and any Debtor are or may become liable to Laurus, whether incurred by any Debtor as makers, endorsers, drawers, acceptors, guarantors, accommodation parties or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by Laurus, whether arising under, out of, or in connection with (i) the 2005 Securities Purchase Agreement, (ii) each 2005 Related Agreement, (the 2005 Securities Purchase Agreement and the 2005 Related Agreements, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the “2005 Documents”), (iii) the 2006 Securities Purchase Agreement, (iv) each 2006 Related Agreement (the 2006 Securities Purchase Agreement and the Related Agreements, as each may be amended, modified, restated or supplemented from time to time are collectively referred to herein as the “2006 Documents”) or any documents, instruments or agreements relating to or executed in connection with the 2005 Documents, 2006 Documents or any documents, instruments or agreements referred to therein or otherwise, or any other indebtedness, obligations or liabilities of the Debtors to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (all of which are herein collectively referred to as the “Obligations”), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Debtor under Title 11, United States Code, the Bankruptcy and Insolvency Act (Canada) (the “BIA”) and the Companies’ Creditors Arrangement Act (the “CCAA”) including, without limitation, obligations or indebtedness of any or all of the Debtors for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. For greater certainty, the Indebtedness (as defined in the Debenture dated as of December 31, 2005 granted by A.C. Technical Systems Ltd. in favor of Laurus registered as instrument No. DR463328) shall include the Obligations hereunder. Terms not otherwise defined herein shall have the meaning assigned such terms in the 2006 Securities Purchase Agreement. In furtherance of the foregoing, the undersigned hereby agree as follows:

1.
No Impairment. Laurus may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, or any other agreement with any or all of the Debtors or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Laurus and any or all of the Debtors or any such other party or person, or make any election of rights Laurus may deem desirable under the United States Bankruptcy Code, as amended, the BIA, the CCAA, or any other federal, provincial or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Amended and Restated Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger, amalgamation or consolidation of any of the Debtors or Guarantors, or any change in the composition, nature, personnel or location of any of the Debtors or Guarantors and shall extend to any successor entity to any of the Debtors or Guarantors, including a debtor in possession or the like under any Insolvency Law.

2.
Guaranty Absolute. Each of the undersigned jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of the 2005 Documents and 2006 Documents and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Debtors with respect thereto. Guarantors hereby knowingly accept the full range of risk encompassed within a contract of “continuing guaranty” which risk includes the possibility that the Debtors will contract additional indebtedness for which Guarantors may be liable hereunder after the Debtors’ financial condition or ability to pay their lawful debts when they fall due has deteriorated, whether or not the Debtors have properly authorized incurring such additional indebtedness. The undersigned acknowledge that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to the Debtors, have been made by Laurus to induce the undersigned to enter into this Amended and Restated Guaranty and (ii) any extension of credit to the Debtors shall be governed solely by the provisions of the 2005 Documents and 2006 Documents. The liability of each of the undersigned under this Amended and Restated Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the 2005 Documents and 2006 Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any 2005 Document and/or 2006 Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Laurus or its assignees or any acceptance thereof or any release of any security by Laurus or its assignees, (d) any limitation on any party’s liability or obligation under the 2005 Documents and/or 2006 Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Debtors, or any action taken with respect to this Amended and Restated Guaranty by any trustee, receiver, interim receiver, or receiver and manager, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to Laurus shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations. Obligations include post-petition interest whether or not allowed or allowable.

3.	Waivers.

(a)  This Amended and Restated Guaranty is a guaranty of payment and not of collection. Laurus shall be under no obligation to institute suit, exercise rights or remedies or take any other action against any of the Debtors or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and each of the Guarantors hereby waives any and all rights which it may have by statute or otherwise which would require Laurus to do any of the foregoing. The obligations of each Guarantor hereunder are independent of the Obligations and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Amended and Restated Guaranty, irrespective of whether any action is brought against the Debtors or whether any of the Debtors are joined in any such action or actions. Each of the Guarantors further consents and agrees that Laurus shall be under no obligation to marshal any assets in favor of Guarantors, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among Laurus, the Debtors and/or the undersigned with respect to the undersigned’s obligations under this Amended and Restated Guaranty, or which the Debtors may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

(b)  Each of the undersigned further waives (i) notice of the acceptance of this Amended and Restated Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in any of the Debtor’s financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

(c)  Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Laurus, the undersigned shall not be entitled to be subrogated to any of the rights of Laurus against any of the Debtors or against any collateral or guarantee or right of offset held by Laurus for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution, indemnification or reimbursement from any of the Debtors in respect of payments made by the undersigned hereunder, until all amounts owing to Laurus by the Debtors on account of the Obligations are paid in full and Laurus’ obligation to extend credit pursuant to the 2005 Documents and 2006 Documents have been terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and Laurus’ obligation to extend credit pursuant to the 2005 Documents and 2006 Documents shall not have been terminated, such amount shall be held by the undersigned in trust for Laurus, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to Laurus in the exact form received by the undersigned (duly endorsed by the undersigned to Laurus, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Laurus may determine, subject to the provisions of the 2005 Documents and 2006 Documents. Any and all present and future debts and obligations of the Debtors to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and Obligations of the Debtors to Laurus.

4.	Indemnity. As an original and independent obligation under this Amended and Restated Guaranty each Guarantor shall:

(a)  indemnify Laurus and keep Laurus indemnified against any cost, loss, expense or liability of whatever kind resulting from the failure by any of the Debtors to make due and punctual payment of any of the Obligations or resulting from any of the Obligations being or becoming void, voidable, unenforceable or ineffective against the Debtors (including, but without limitation, all legal and other costs, charges and expenses incurred by Laurus, in connection with preserving or enforcing, or attempting to preserve or enforce, its rights under this Amended and Restated Guaranty); and

(b)  pay on demand the amount of such cost, loss, expense or liability whether or not Laurus has attempted to enforce any rights against any of the Debtors or any other person or otherwise.

5.
Security. All sums at any time to the credit of the undersigned and any property of the undersigned in Laurus’ possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Laurus (each such entity, an “Affiliate”) shall be deemed held by Laurus or such Affiliate, as the case may be, as security for any and all of the undersigned’s obligations to Laurus and to any Affiliate of Laurus, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

6.
Representations and Warranties. Each of the undersigned respectively, hereby jointly and severally represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the 2005 Documents and 2006 Documents have been irrevocably terminated), that:

(a)  Corporate Status. It is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization indicated on the signature page hereof and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

(b)  Authority and Execution. It has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Amended and Restated Guaranty and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance of this Amended and Restated Guaranty.

(c)  Legal, Valid and Binding Character. This Amended and Restated Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor’s rights and general principles of equity that restrict the availability of equitable or legal remedies.

(d)  Violations. The execution, delivery and performance of this Amended and Restated Guaranty will not violate any requirement of law applicable to it or any contract, agreement or instrument to it is a party or by which it or any of its property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to Laurus on any of its property or assets pursuant to the provisions of any of the foregoing, which, in any of the foregoing cases, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(e)  Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amended and Restated Guaranty by it, except to the extent that the failure to obtain any of the foregoing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(f)  Litigation. Other than as disclosed in Schedule 6(f) hereto, no litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best of its knowledge, threatened (i) with respect to this Amended and Restated Guaranty or any of the transactions contemplated by this Amended and Restated Guaranty or (ii) against or affecting it, or any of its property or assets, which, in each of the foregoing cases, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(g)  Financial Benefit. It has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the 2005 Documents and 2006 Documents or other Obligation incurred by the Debtors to Laurus.

7.	Acceleration.

(a)  If any breach of any covenant or condition or other event of default shall occur and be continuing under any agreement made by any of the Debtors or any of the undersigned to Laurus, or any of the Debtors or any of the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, any of the undersigned, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of any of the undersigned by the United States of America or Canada, or any respective department, agency, or instrumentality of either country, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in Laurus’ possession, or otherwise, any and all Obligations shall for purposes hereof, at Laurus’ option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by the Debtors.

(b)  Each of the undersigned will promptly notify Laurus of any default by such undersigned in its respective performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Laurus shall have the right to accelerate such undersigned’s obligations hereunder.

8.
Payments from Guarantors. Laurus, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

9.
Tax Gross Up. Any and all payments by each Guarantor hereunder, and any amounts on account of interest or deemed interest, shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on net income or franchise taxes of Laurus by the jurisdiction in which such person is organized or has its principal office (all such non-excluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, “Taxes”). If any Guarantor shall be required to deduct any Taxes from or in respect of any sum payable hereunder to Laurus, (i) the sum payable shall be increased by the amount (an “additional amount”) necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 9) Laurus shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law.

In addition, each Guarantor agrees to pay to the relevant governmental authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Amended and Restated Guaranty (“Other Taxes”). Each Guarantor shall deliver to Laurus official receipts, if any, in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes or other evidence of payment reasonably acceptable to Laurus.

Each Guarantor hereby indemnifies and agrees to hold Laurus harmless from and against Taxes and Other Taxes (including, without limitation, Taxes and Other Taxes imposed on any amounts payable under this Section 9) paid by such person, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be paid within ten (10) days from the date on which any such person makes written demand therefore specifying in reasonable detail the nature and amount of such Taxes or Other Taxes.

10.
Costs. The undersigned shall pay on demand, all costs, fees and expenses (including, without limitation, expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Laurus hereunder or under any of the Obligations.

11.
No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and each of the undersigned’s successors and assigns, until all of the Obligations have been paid in full and Laurus’ obligation to extend credit pursuant to the 2005 Documents and 2006 Documents has been irrevocably terminated. If any of the present or future Obligations are guaranteed by persons, partnerships or corporations in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, amalgamation, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of any undersigned under this Amended and Restated Guaranty.

12.
Recapture. Anything in this Amended and Restated Guaranty to the contrary notwithstanding, if Laurus receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, interim receiver or receiver and manager or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Laurus, the undersigned’s obligations to Laurus shall be reinstated and this Amended and Restated Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Laurus, which payment shall be due on demand.

13.
Books and Records. The books and records of Laurus showing the account between Laurus and the Debtors shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

14.
No Waiver. No failure on the part of Laurus to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Laurus of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Laurus or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Laurus at any time and from time to time.

15.
Waiver of Jury Trial. EACH OF THE UNDERSIGNED DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS AMENDED AND RESTATED GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. THE UNDERSIGNED DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LAURUS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LAURUS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

16.
Governing Law; Jurisdiction; Amendments. THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA. EACH OF THE UNDERSIGNED EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION HEREWITH. ANY JUDICIAL PROCEEDING BY THE UNDERSIGNED AGAINST LAURUS INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED HEREWITH SHALL BE BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE UNDERSIGNED FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. EACH OF THE UNDERSIGNED WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

17.
Judgment Currency. If, for the purpose of obtaining or enforcing judgment against any Guarantor in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this section referred to as the “Judgment Currency”) an amount due under this Amended and Restated Guaranty in any currency (the “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the business day immediately preceding (a) the date of actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or (b) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this section being hereinafter in this section referred to as the “Judgment Conversion Date”).

If, in the case of any proceeding in the court of any jurisdiction referred to in the preceding paragraph, there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt of the amount due in immediately available funds, the Guarantor shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from any Guarantor under this section shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Amended and Restated Guaranty.

18.
Severability. To the extent permitted by applicable law, any provision of this Amended and Restated Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

19.
Amendments, Waivers. No amendment or waiver of any provision of this Amended and Restated Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by each of the undersigned directly affected by such amendment and/or waiver and Laurus.

20.
Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

21.
This Amended and Restated Guaranty may be executed in any number of counterparts which shall, collectively and separately constitute one agreement. Any signature delivered by a party by facsimile transmission or by sending a scanned copy by electronic mail shall be deemed an original signature hereto.

22.
Successors. Laurus may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Amended and Restated Guaranty. Without limiting the generality of the foregoing, Laurus may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, Laurus, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Amended and Restated Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. Laurus shall have an unimpaired right to enforce this Amended and Restated Guaranty for its benefit with respect to that portion of the Obligations which Laurus has not disposed of, sold, assigned, or otherwise transferred.

23.
It is understood and agreed that any person or entity that desires to become a Guarantor hereunder, or is required to execute a counterpart of this Amended and Restated Guaranty after the date hereof pursuant to the requirements of any of the 2005 Documents or 2006 Documents, shall become Guarantor hereunder by (x) executing a joinder agreement in form and substance satisfactory to Laurus, (y) delivering supplements to such exhibits and annexes to such 2005 Documents or 2006 Documents as Laurus shall reasonably request and (z) taking all actions as specified in this Amended and Restated Guaranty as would have been taken by such Guarantor had it been an original party to this Amended and Restated Guaranty, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

24.	Release. Nothing except cash payment in full of the Obligations shall release any of the undersigned from liability under this Amended and Restated Guaranty.

25.
Limitation of Obligations under this Amended and Restated Guaranty. Each Guarantor and Laurus (by its acceptance of the benefits of this Amended and Restated Guaranty) hereby confirms that it is its intention that this Amended and Restated Guaranty not constitute (i) a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar federal, provincial or state law; or (ii) a preference or a preferential transfer for purposes of the BIA or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect in any bankruptcy, insolvency or similar proceeding with respect to the Debtors. To effectuate the foregoing intention, each Guarantor which is subject to the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar US federal or state law and Laurus (by its acceptance of the benefits of this Amended and Restated Guaranty) hereby irrevocably agrees that the Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors (including this Amended and Restated Guaranty), result in the Obligations of such Guarantor under this Amended and Restated Guaranty in respect of such maximum amount not constituting a fraudulent transfer or conveyance, preference or preferential transfer.

26.
Understanding With Respect to Waivers and Consents. Each Guarantor warrants and agrees that each of the waivers and consents set forth in this Amended and Restated Guaranty is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Guarantor otherwise may have against the Debtors, Laurus or any other person or entity or against any collateral. If, notwithstanding the intent of the parties that the terms of this Amended and Restated Guaranty shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

27.
Remedies Not Exclusive. The remedies conferred upon Laurus in this Amended and Restated Guaranty are intended to be in addition to, and not in limitation of any other remedy or remedies available to Laurus under applicable law or otherwise.

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IN WITNESS WHEREOF, this Amended and Restated Guaranty has been executed by the undersigned this 13th day of February, 2006.

CREATIVE VISTAS, INC. (Arizona)
By:	/s/ DOMINIC BURNS
Name: Dominic Burns Title: President Address: 2100 Forbes Street, Units 8-10, Whitby, Ontario L1N 9T3
CANCABLE HOLDING CORP. (Delaware)
By:	/s/ DOMINIC BURNS
Name: Dominic Burns Title: President Address: 2100 Forbes Street, Units 8-10, Whitby, Ontario L1N 9T3
CANCABLE, INC. (Nevada)
By:	/s/ ROSS JEPSON
Name: Ross Jepson Title: President and Secretary Address: 2321 Fairview Street, Suite 100, Burlington, Ontario L7R 2E3
CREATIVE VISTAS ACQUISITION CORP. (Ontario)
By:	/s/ SAYAN NAVARATNAM
Name: Sayan Navaratnam Title: President and Secretary Address: 2100 Forbes Street, Units 8-10, Whitby, Ontario L1N 9T3
A.C. TECHNICAL SYSTEMS LTD. (Ontario)
By:	/s/ DOMINIC BURNS
Name: Dominic Burns Title: President Address: 2100 Forbes Street, Units 8-10, Whitby, Ontario L1N 9T3

CANCABLE INC. (Ontario)
By:	/s/ HEUNG HUNG LEE
Name: Heung Hung Lee Title: Secretary Address: 2100 Forbes Street, Units 8-10, Whitby, Ontario L1N 9T3
IVIEW HOLDING CORP. (Delaware)
By:	/s/ DOMINIC BURNS
Name: Dominic Burns Title: President Address: 2100 Forbes Street, Units 8-10, Whitby, Ontario L1N 9T3
IVIEW DIGITAL VIDEO SOLUTIONS INC.
By:	/s/ SAYAN NAVARATNAM
Name: Sayan Navaratnam Title: President Address: 2100 Forbes Street, Units 8-10, Whitby, Ontario L1N 9T3